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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 30, 1997



                           FUSION SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                     0-23628                  52-0915080
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
 incorporation or organization)        Number)               Identification No.)




7600 Standish Place, Rockville, MD                                 20855
(Address of principal Executive Offices)                         (Zip Code)



                                 (301) 251-0300
              (Registrant's telephone number, including area code)



                          No change since last report.
          (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

          On June 30, 1997, Fusion Systems Corporation ( the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits


 Exhibit No.                  Description
 -----------                  -----------

 99.2                         Press Release of  the Company dated June 30, 1997



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FUSION SYSTEMS CORPORATION



June 30, 1997                   By:   /s/Joseph F. Greeves
                                  ------------------------
                                     Joseph F. Greeves
                                     Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.                        Description                             Page
-----------                        -----------                             ----


    99.2               Press Release of the Company dated June 30, 1997      5










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